                                                                    Exhibit 4.1

      NUMBER                                                        SHARES

      D 0821

                           DYNAMIC INTERNATIONAL, LTD.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

  COMMON STOCK
$.001 PAR VALUE

                                                       CUSIP 29089V 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                           DYNAMIC INTERNATIONAL, LTD.

                                 NAME CHANGED TO
                               EMERGENT GROUP INC.

(hereinafter called the Corporation) transferable on the books of the Corporation or by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]
                           DYNAMIC INTERNATIONAL LTD.
                                  INCORPORATED
                                      SEAL
                                      1996
                                     NEVADA

      /s/ Amy Lai                                    /s/ Mark W. Waldron

          Secretary                                      President and Chief
                                                         Executive Officer

                                                 BANKNOTE CORPORATION OF AMERICA

Countersigned and Registered:
      AMERICAN STOCK & TRANSFER COMPANY
                  (New York)        Transfer Agent
                                    and Registrar,

By                                  /s/ [ILLEGIBLE]
                                 Authorized Signature
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                           DYNAMIC INTERNATIONAL, LTD.

      The Corporation will furnish to any shareholder upon request and without charge a full statement of the powers, designations, limitations and relative, participating, optional or other special rights of the shares of each class authorized to be issued, the qualifications, limitations and restrictions of such preferences and rights, the variations in the relative rights and preferences between shares of any series of any authorized preferred class so far as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any such preferred class.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ........... Custodian...........
                       (Cust)              (Minor)

                     under Uniform Gifts to Minors

                     Act............................
                                 (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

                                                                        SPECIMEN

Dated
      ------------

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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the the Certificate, in every particular, without alteration or enlargement or any change whatever.